Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of July 11, 2016 (this “Amendment”) is entered into among SPX FLOW, Inc., a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders party hereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended by this Amendment.
RECITALS
WHEREAS, the Parent Borrower, the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent, entered into that certain Credit Agreement dated as of September 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. The Credit Agreement is hereby amended as follows:
(a)In Section 1.1 of the Credit Agreement,
(i)the table included in the definition of “Applicable Rate” is amended and restated in its entirety to read as follows:

Pricing Tier	Consolidated Leverage Ratio	Domestic Revolving Commitment Fee	Global Revolving Commitment Fee	Financial Letter of Credit Fee	Participation FCI Commitment Fee and Bilateral FCI Commitment Fee	Participation FCI Fee, Bilateral FCI Fee and Non-Financial Letter of Credit Fee	Eurocurrency Loans	ABR Loans
1	< 1.0 to 1.0	0.225%	0.225%	1.250%	0.225%	0.750%	1.250%	0.250%
2	> 1.0 to 1.0 but < 1.5 to 1.0	0.250%	0.250%	1.375%	0.250%	0.800%	1.375%	0.375%
3	> 1.5 to 1.0 but < 2.0 to 1.0	0.275%	0.275%	1.500%	0.275%	0.875%	1.500%	0.500%
4	> 2.0 to 1.0 but < 3.0 to 1.0	0.300%	0.300%	1.750%	0.300%	1.000%	1.750%	0.750%
5	> 3.0 to 1.0 but < 3.5 to 1.0	0.350%	0.350%	2.000%	0.350%	1.250%	2.000%	1.000%
6	> 3.5 to 1.0	0.400%	0.400%	2.250%	0.400%	1.375%	2.250%	1.250%
(ii)the second to last sentence in the definition of “Applicable Rate” is amended and restated in its entirety to read as follows:
The Applicable Rate in effect from the First Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 5.1(c) for the fiscal quarter ending September 30, 2016 shall be determined based upon Pricing Tier 5.
(iii)the definition of “Bilateral FCI” is amended and restated in its entirety to read as follows:
“Bilateral FCI”: a Warranty Guarantee, a Performance Guarantee, an Advance Payment Guarantee, a Tender Guarantee, a General Purpose Guarantee, a Counter-Guarantee or a Trade LC, in each case issued by a

Bilateral FCI Issuing Lender pursuant to the terms hereof or an Existing FCI designated as a Bilateral FCI on Schedule 1.1 D.
(iv)the definition of “Collateral” is amended and restated in its entirety to read as follows:
“Collateral”: all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document; provided, however, that the Collateral shall not include any Excluded Property.
(v)the definition of “Defaulting Lender” is amended by (A) deleting the “or” at the end of clause (d)(ii) thereof, (B) deleting the “;” at the end of clause (d)(iii) thereof, and (C) adding the following at the end of clause (d)(iii) thereof:
“or (iv) become the subject of a Bail-In Action;”
(vi)the definition of “Facility” is amended and restated in its entirety to read as follows:
“Facility”: each of (a) the Domestic Revolving Commitments and the Domestic Revolving Loans made hereunder (the “Domestic Revolving Facility”), (b) the Global Revolving Commitments and the Global Revolving Loans made hereunder (the “Global Revolving Facility”), (c) the Participation FCI Issuing Commitments, the Participation FCI Commitments, the Participation FCIs issued hereunder and the Existing FCIs designated as Participation FCIs on Schedule 1.1D and governed hereby (the “Foreign Trade Facility”), (d) the Bilateral FCI Issuing Commitments, the Bilateral FCIs issued hereunder and the Existing FCIs designated as Bilateral FCIs on Schedule 1.1D and governed hereby (the “Bilateral Foreign Trade Facility”), (e) the Term Loan A made hereunder and (f) the Incremental Term Loans (the “Incremental Term Loan Facility”).
(vii)the definition of “Federal Funds Effective Rate” is amended in its entirety to read as follows:
“Federal Funds Effective Rate”: for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as reasonably determined by the Administrative Agent.
(viii)the definition of “Foreign Subsidiary Borrower” is amended and restated in its entirety to read as follows:
“Foreign Subsidiary Borrower”: (a) with respect to the Global Revolving Facility, any Foreign Subsidiary of the Parent Borrower designated as a Foreign Subsidiary Borrower by the Parent Borrower pursuant to Section 2.23(a) that has not ceased to be a Foreign Subsidiary Borrower pursuant to such Section, (b) with respect to the Foreign Trade Facility, any Foreign Subsidiary of the Parent Borrower designated as a Foreign Subsidiary Borrower by the Parent Borrower pursuant to Section 2.23(b) that has not ceased to be a Foreign Subsidiary Borrower pursuant to such Section, and (c) with respect to the Bilateral Foreign Trade Facility, any Foreign Subsidiary of the Parent Borrower designated as a Foreign Subsidiary Borrower by the Parent Borrower pursuant to Section 2.23(b) that has not ceased to be a Foreign Subsidiary Borrower pursuant to such Section. Schedule 2.23 sets forth a list of the Foreign Subsidiary Borrowers under the Global Revolving Facility, the Foreign Trade Facility and/or the Bilateral Foreign Trade Facility as of the Effective Date.
(ix)the definition of “Foreign Subsidiary Opinion” is amended and restated in its entirety to read as follows:
“Foreign Subsidiary Opinion”: with respect to any Foreign Subsidiary Borrower, a legal opinion of counsel to such Foreign Subsidiary Borrower addressed to the Administrative Agent (and, with respect to any Foreign Subsidiary Borrower under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, the Foreign Trade Facility Agent) and the Lenders in form and substance reasonably satisfactory to the Administrative Agent (and, with respect to any Foreign Subsidiary Borrower under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, the Foreign Trade Facility Agent).

(x)the definition of “Participation FCI” is amended and restated in its entirety to read as follows:
“Participation FCI”: a Warranty Guarantee, a Performance Guarantee, an Advance Payment Guarantee, a Tender Guarantee, a General Purpose Guarantee or a Counter-Guarantee, in each case issued by a Participation FCI Issuing Lender pursuant to the terms hereof or an Existing FCI designated as a Participation FCI on Schedule 1.1D.
(xi)clause (e) of the definition of “Permitted Acquisition” is amended and restated in its entirety to read as follows:
(e) to the extent that Collateral is required to be pledged pursuant to this Agreement, substantially all of the property other than Capital Stock so acquired (including substantially all of the property of any Person whose Capital Stock is directly or indirectly acquired when such Person becomes a direct or indirect Wholly Owned Subsidiary of the Parent Borrower in accordance with clause (f), below, but excluding any assets to the extent such assets are not required by Section 5.11 to become Collateral) shall constitute and become Collateral,
(xii)the reference to “president,” in the definition of “Responsible Officer” is replaced with “president, vice president,”.
(xiii)the definition of “Security Documents” is amended and restated in its entirety to read as follows:
“Security Documents”: the Guarantee and Collateral Agreement, each Acknowledgement and Consent, each Assumption Agreement, the Security Agreement, each Mortgage, any Mortgaged Property Support Documents, each Joinder Agreement, and any other security documents granting a Lien on any property of any Person to secure the obligations of any Loan Party under any Loan Document.
(xiv)the definition of “Specified Cash Management Agreement” is amended and restated in its entirety to read as follows:
“Specified Cash Management Agreement”: (a) any agreement providing for treasury, depositary or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services, or any similar transactions, between the Parent Borrower or any Subsidiary Guarantor and any Lender or Affiliate thereof, existing on the Effective Date and (b) any agreement providing for treasury, depositary or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services, or any similar transactions, between the Parent Borrower or any Subsidiary Guarantor and any Lender or Affiliate thereof, in each case which has been designated by the Parent Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery of such agreement by the Parent Borrower or such Subsidiary Guarantor, as a “Specified Cash Management Agreement”.
(xv)the following new definitions are added in the appropriate alphabetical order to read as follows:
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Excluded Property”: with respect to the Parent Borrower or any Subsidiary Guarantor, (a) (i) any fee owned real property with a fair market value equal to or less than $10,000,000, and (ii) any leased real property, (b) Capital Stock not required to be pledged pursuant to Section 5.11(a), (c) any personal property (including (x) Intellectual Property which is not registered or applied for registration, and (y) titled vehicles) in respect of which perfection of a Lien is not governed by the UCC or, in respect of registered Intellectual Property (or Intellectual Property which is applied for registration), a filing in the United States Patent and Trademark Office (if required) or the United States Copyright Office, (d) any Intellectual Property if the grant, or perfection, of a security interest therein shall constitute or result in (i) the abandonment, invalidation or rendering unenforceable of any right, title or interest of the Parent Borrower or such Subsidiary Guarantor therein, (ii) the breach or termination pursuant to the terms of, or a default under, any contract or agreement related to such Intellectual Property or (iii) the violation of any applicable law (including for the avoidance of doubt, any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law), (e) assets for which the pledge thereof or grant, or perfection, of a Lien thereon would result in a default, breach or other violation or right of termination under then existing Contractual Obligations or laws, regulations or orders of any Governmental Authority, (f) any general intangible if the grant, or perfection, of a security interest therein (i) shall violate any applicable law or be prohibited by any contract, agreement, instrument or indenture governing such general intangible, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted only with the consent of another party to such contract, if such consent has not been obtained; provided, that, in any such case the prohibition is not rendered ineffective by the UCC (including the provisions of Section 9-407 and 9-408) or other applicable laws, (g) any lease, license, contract, property rights or agreement to which the Parent Borrower or such Subsidiary Guarantor is a party or any of its rights or interests thereunder if the grant, or perfection, of a security interest therein (i) shall violate any applicable law or be prohibited by any contract, agreement, instrument or indenture governing such lease, license, contract, property rights or agreement, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, (iii) is permitted only with the consent of another party to such contract, if such consent has not been obtained, (iv) shall constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of the Parent Borrower or such Subsidiary Guarantor therein or (v) shall constitute or result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement; provided in any such case the prohibition is not rendered ineffective by the UCC (including the provisions of Section 9-407 and 9-408) or other applicable laws, (h) any Exempt Deposit Accounts, (i) the assets transferred to a Receivables Entity and assets of such Receivables Entity, (j) the Receivables and related assets (of the type specified in the definition of “Qualified Receivables Transaction”) transferred, or in respect of which security interests are granted, pursuant to a Qualified Receivables Transaction, (k) if the documentation relating to the Receivables sale, factoring or securitization to which such Receivables Entity is a party expressly prohibits such a Lien, the Capital Stock or debt (whether or not represented by promissory notes) of or issued by a Receivables Entity to the Parent Borrower or any of its Restricted Subsidiaries, in each case in connection with a Qualified Receivables Transaction permitted by Section 6.6(c), (l) those other assets that are, in the reasonable judgment of the Administrative Agent, customarily excluded from security documents, (m) any property or assets to the extent the creation or perfection of pledges thereof or security interests therein could reasonably be expected to result in material adverse tax consequences to the Parent Borrower or any of its Subsidiaries, as reasonably determined by the Parent Borrower, and (n) any assets located outside the United States to the extent that the creation or perfection of pledges thereof or security interests therein require action under the law of any non-U.S. jurisdiction, including any Intellectual Property registered in any non-U.S. jurisdiction.

“First Amendment Effective Date”: July 11, 2016.
“Flood Hazard Property”: any Mortgaged Property that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards.
“Intellectual Property”: all trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, patents, patent applications and other intellectual property rights.
“Joinder Agreement”: a joinder agreement entered into by an additional grantor pursuant to Section 5.11 and accepted by the Administrative Agent, in substantially the form of Exhibit 21 to the Security Agreement.
“Liquidity Amount”: as of any date of determination, the sum of (a) the unused amount of the Domestic Revolving Commitment actually available to be borrowed as of such date of determination, plus (b) the unused amount of the Global Revolving Commitment actually available to be borrowed as of such date of determination, plus (c) unrestricted and unencumbered (other than by Liens (x) in favor of the Administrative Agent or (y) banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution) cash and cash equivalents of the Parent Borrower and its Subsidiaries (with respect to Foreign Subsidiaries, after giving effect to any reduction for repatriation or other taxes or fees associated with the repatriation of such cash into the United States); provided that, with respect to the immediately foregoing clauses (a) and (b), if any Domestic Revolving Commitment or Global Revolving Commitment is unavailable for any reason other than failure of the Loan Parties to satisfy a condition precedent to borrowing set forth in Section 4.3, then such unavailable Domestic Revolving Commitment or Global Revolving Commitment shall be included in the determination of the Liquidity Amount.
“Mortgage” or “Mortgages”: individually and collectively, each of the fee mortgages, deeds of trust and deeds to secure debt executed by the Parent Borrower or any Subsidiary Guarantor that purport to grant a Lien to the Administrative Agent (or a trustee for the benefit of the Administrative Agent) for the benefit of the holders of the Obligations in any Mortgaged Properties, in form and substance reasonably satisfactory to the Administrative Agent.
“Mortgaged Property”: any owned real property of the Parent Borrower or any Subsidiary Guarantor listed on Schedule 3.16(c) and designated as a “Mortgaged Property” thereon, and any other owned real property of the Parent Borrower or any Subsidiary Guarantor that is or is required to become encumbered by a Mortgage in favor of the Administrative Agent in accordance with the terms of this Agreement.
“Mortgaged Property Support Documents” with respect to any real property subject to a Mortgage, (a) a fully executed and notarized Mortgage encumbering the fee interest of the Parent Borrower or any Subsidiary Guarantor in such real property, (b) title reports from a nationally recognized title insurance company acceptable to the Administrative Agent with respect to such real property, in form and substance reasonably satisfactory to the Administrative Agent, and (c) evidence (which, for the avoidance of doubt, will include “life of loan” flood determinations) as to (i) whether such real property is a Flood Hazard Property and (ii) if such real property is a Flood Hazard Property, (A) whether the community in which such real property is located is participating in the National Flood Insurance Program, (B) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (1) as to the fact that such real property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of insurance policies or certificates of insurance of the Loan Parties and their respective Subsidiaries evidencing flood insurance satisfactory to the Administrative Agent and naming the Administrative Agent and its successors and/or assigns as sole loss payee for the benefit of the holders of the Obligations. For purposes of clarity, neither the Parent Borrower nor any Subsidiary Guarantor shall be required to provide any of the following with respect to any real property subject to a Mortgage: (A) maps or plats of an as-built survey, (B) ALTA mortgagee title insurance policies, (C) environmental questionnaires, environmental site assessments or other environmental due diligence deliverables, (D) legal opinions with respect to such Mortgages (other than customary corporate legal opinions as to the power and authority to execute, deliver and perform such Mortgages and the due execution and delivery of such Mortgages), (E) zoning letters, or (F) appraisals.
“Security Agreement”: that certain security agreement, dated as of the First Amendment Effective Date, executed and delivered by each of the Parent Borrower and the Subsidiary Guarantors in favor of the

Administrative Agent, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(xvi)the following definition is deleted: “Ratings Event”.
(b)A new proviso and an additional sentence are added at the end of the first sentence of Section 2.1(b) of the Credit Agreement to read as follows:
; provided, further, that, if at any time the Parent Borrower incurs any Incremental Term Loans and/or increases the Commitments in respect of any of the Facilities, in each case, in reliance on clause (x) of the immediately foregoing proviso, then, in any such case, the Parent Borrower shall be permitted to reclassify, upon notice to the Administrative Agent, such Incremental Term Loans or such increased Commitments as having been incurred in reliance on clause (y) of the immediately foregoing proviso at any time thereafter so long as, at such date of determination, the Parent Borrower would be in compliance on a pro forma basis with the required maximum Consolidated Senior Secured Leverage Ratio (or, following the Release Date, the Consolidated Leverage Ratio) as of such date (and, upon such reclassification, the amount of such Incremental Term Loans and/or such increased Commitments shall not be counted as usage of the basket set forth in clause (x) of the immediately foregoing proviso for any future incurrence of Incremental Term Loans and/or increases in Commitments in respect of any of the Facilities). To the extent that any Mortgaged Property exists at such time or shall be required to be established in connection with such incurrence of any Incremental Term Loans and/or increases in the Commitments in respect of any of the Facilities, the receipt by the Administrative Agent of completed “life of loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by each Loan Party relating thereto) shall be a condition precedent to the effectiveness of any such Incremental Term Loans and/or any such increase of the Commitments in respect of any of the Facilities.
(c)A new paragraph is added at the end of the first paragraph of Section 2.1(b) of the Credit Agreement to read as follows:
Notwithstanding anything to the contrary in this Agreement, this Agreement may be amended to incorporate additional terms (including customary “MFN” protections, soft call protection, and excess cash flow mandatory prepayments, in each case, that may be applicable with respect to any proposed Incremental Term Loans (provided that to the extent an excess cash flow mandatory prepayment is required in connection with the establishment of any Incremental Term Loans, such excess cash flow mandatory prepayment shall be applied ratably to all Term Loans and to the principal repayment installments thereof on a pro rata basis)) or conditions (including any additional conditions to the release of Collateral set forth in Section 9.13(a)) to the extent such terms or conditions are required by the Lenders providing any Incremental Term Loans, with any such amendment requiring only the approval of the Parent Borrower, any Foreign Subsidiary Borrowers, the other Loan Parties, the Lenders providing such Incremental Term Loans, and the Administrative Agent.
(d)Section 2.11(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
(a)    The Parent Borrower shall repay any Incremental Term Loans in consecutive installments (which shall be no more frequent than quarterly) as specified in the applicable Incremental Facility Activation Notice pursuant to which such Incremental Term Loans were made; provided, that, the weighted average life to maturity of any Incremental Term Loans shall not be shorter than the then-remaining weighted average life to maturity of any then-existing Term Loans.
(e)Clause first in Section 2.12(c) of the Credit Agreement is amended and restated in its entirety to read as follows:
first, to prepay the Term Loans in the manner and the order as directed in writing by the Parent Borrower to the Administrative Agent (provided that in the case of any excess cash flow mandatory prepayment required in connection with any Incremental Term Loans as permitted under Section 2.1(b), such prepayment shall be applied ratably to all Term Loans and to the principal repayment installments thereof on a pro rata basis), and

(f)Section 3.16 of the Credit Agreement is amended and restated in its entirety to read as follows:
Section 3.16    Collateral Representations; Insurance.
(a)Each Security Document (to the extent such Security Document is then in effect and to the extent that Collateral is required to be pledged pursuant to this Agreement) is effective to create in favor of the Administrative Agent a legal, valid and enforceable security interest in the Collateral to the extent described therein. As of the Effective Date, Schedule 3.16 lists all of the filing jurisdictions in which UCC Financing Statements are required to be filed pursuant to any Security Document (to the extent such Security Document is then in effect and to the extent that Collateral is required to be pledged pursuant to this Agreement). Upon filing of such UCC Financing Statements or the taking of such other actions as contemplated in the Security Documents, each Security Document (to the extent such Security Document is then in effect and to the extent that Collateral is required to be pledged pursuant to this Agreement) creates a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral, as security for the Obligations, in each case, subject to Permitted Encumbrances or as otherwise permitted by Section 6.3, prior and superior in right to any other Person.
(b)Set forth on Schedule 3.16(b) is a list of all Intellectual Property owned by the Parent Borrower or any Subsidiary Guarantor as of the First Amendment Effective Date which is the subject of a registration or application for registration with the United States Copyright Office or the United States Patent and Trademark Office. As of the First Amendment Effective Date, none of the Intellectual Property owned by any of the Parent Borrower, any Subsidiary Guarantor or any of its Subsidiaries is subject to any licensing agreement or similar arrangement except (i) as set forth on Schedule 3.16(b), or (ii) in the ordinary course of business.
(c)Set forth on Schedule 3.16(c), as of the First Amendment Effective Date, is a list of all real property located in the United States that is owned or leased, in each case, by the Parent Borrower or any Subsidiary Guarantor (and, in each case, including (A) the name of the Loan Party owning (or leasing) such property, (B) the property address, (C) with respect to each Mortgaged Property, the number of buildings located on such property, and (D) the city, county, state and zip code which such property is located).
(d)No Mortgaged Property is a Flood Hazard Property unless the Administrative Agent shall have received the following: (i) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (A) as to the fact that such Mortgaged Property is a Flood Hazard Property, (B) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) such other flood hazard determination forms, notices and confirmations thereof as requested by the Administrative Agent and (ii) copies of insurance policies or certificates of insurance of the applicable Loan Party evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as loss payee on behalf of the holders of the Obligations. All flood hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full.
(e)The properties of the Parent Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Parent Borrower, in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. The general liability, casualty, property, terrorism and business interruption insurance coverage of the Loan Parties as in effect on the First Amendment Effective Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 3.16(e) and such insurance coverage complies with the requirements set forth in this Agreement and the other Loan Documents.
(g)A new Section 3.19 of the Credit Agreement is added to read as follows:
Section 3.19    EEA Financial Institution.
No Loan Party is an EEA Financial Institution.
(h)Section 5.2(d) of the Credit Agreement is amended by deleting “after the occurrence of the Ratings Event,” at the beginning thereof and replacing it with “to the extent that Collateral is required to be pledged pursuant to this Agreement,”.
(i)Section 5.7 of the Credit Agreement is amended and restated in its entirety to read as follows:

Section 5.7    Insurance.
(a)    The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents, including flood hazard insurance on all Mortgaged Properties that are Flood Hazard Properties, on such terms and in such amounts as required by the National Flood Insurance Reform Act of 1994 or as otherwise required by the Administrative Agent.
(b)    The Parent Borrower will (i) cause the Administrative Agent to be named as lenders’ loss payable, loss payee or mortgagee, as its interest may appear, and/or additional insured with respect of any insurance providing liability coverage or coverage in respect of any Collateral, and cause, unless otherwise agreed to by the Administrative Agent, each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled (or ten (10) days prior notice in the case of cancellation due to the nonpayment of premiums), and (ii) not more frequently than once in any fiscal year, upon expiration of current insurance coverage, provide to the Administrative Agent, such evidence of insurance evidencing maintenance of insurance as required by this Agreement or the Security Documents.
(c)    The Parent Borrower will promptly notify the Administrative Agent of any Mortgaged Property that is, or becomes, a Flood Hazard Property.
(j)    Section 5.11 of the Credit Agreement is amended and restated in its entirety to read as follows:
Section 5.11    Additional Collateral.
(a)    On each Collateral Date, the Parent Borrower will notify the Administrative Agent of the identity of any Wholly Owned Subsidiary that is not already a Subsidiary Guarantor and promptly after such Collateral Date will (i) in the case of each such Wholly Owned Subsidiary that is a Material Subsidiary, cause such Subsidiary (unless it is an Unrestricted Subsidiary, a Foreign Subsidiary (or a Subsidiary thereof) or a Receivables Entity) to become a “Subsidiary Guarantor” and, to the extent that Collateral is required to be pledged pursuant to this Agreement, a “Grantor” under the Guarantee and Collateral Agreement and, to the extent that Collateral is required to be pledged pursuant to this Agreement, to become a party to each other relevant Security Document, (ii) to the extent that Collateral is required to be pledged pursuant to this Agreement, cause the Capital Stock of such Wholly Owned Subsidiary (unless it is an Unrestricted Subsidiary) to be pledged pursuant to the Guarantee and Collateral Agreement (except that, (A) if such Subsidiary is a Foreign Subsidiary (or a Subsidiary thereof), no Capital Stock of such Subsidiary shall be pledged unless such Subsidiary is a Material Subsidiary that is directly owned by the Parent Borrower or a Subsidiary Guarantor, and then the amount of voting stock of such Subsidiary to be pledged pursuant to the Guarantee and Collateral Agreement shall be limited to 65% of the outstanding shares of voting stock of such Subsidiary, (B) if such Subsidiary is a Receivables Entity, no shares of Capital Stock of such Subsidiary shall be pledged if the documentation relating to the Receivables sale, factoring or securitization to which such Receivables Entity is a party expressly prohibits such pledge, (C) if the pledge of the Capital Stock of any such Wholly Owned Subsidiary would result in a violation of any laws, regulations or orders of any Governmental Authority, no shares of the Capital Stock of such Subsidiary shall be pledged, (D) no Capital Stock of SPX International GmbH shall be pledged, (E) neither the Parent Borrower nor any Subsidiary Guarantor shall be required to pledge any Capital Stock of Ballantyne Holding Company, and, for the avoidance of doubt, none of Ballantyne Company, SPX Clyde Luxembourg S.à r.l. or SPX Clyde UK Limited shall be required to be a “Grantor” under the Guarantee and Collateral Agreement or become a party to any other Security Document, (F) Capital Stock shall not be required to be pledged to the extent that the Guarantee and Collateral Agreement expressly provides that such Capital Stock is not required to be pledged, and (G) no Capital Stock of any Subsidiary that is not a Material Subsidiary shall be required to be pledged (notwithstanding anything set forth in the Guarantee and Collateral Agreement) so long as the aggregate assets of all such Subsidiaries whose Capital Stock is not pledged as Collateral pursuant to this clause (G) does not exceed $40,000,000 when taken together for all such Subsidiaries (excluding the assets of any Subsidiary the Capital Stock of which is not required to be pledged pursuant to clauses (A) - (F)) on an aggregate basis and (iii) to the extent that Collateral is required to be pledged pursuant to this Agreement, except in the case of an Unrestricted Subsidiary, a Foreign Subsidiary (or a Subsidiary thereof) or a Receivables Entity, take all steps required pursuant to this Section 5.11, Section 5.12 and the relevant Security Documents to create and perfect Liens in the relevant property of such Subsidiary; provided that the Parent Borrower and its Restricted Subsidiaries shall not be required to comply with the requirements of this Section 5.11(a) if the Administrative Agent, in its sole discretion, determines that the cost or other negative consequence to the

Parent Borrower and its Restricted Subsidiaries of such compliance is excessive in relation to the value of the collateral security to be afforded thereby.
(b)    The Parent Borrower shall (i) execute and deliver, and cause each Subsidiary Guarantor to execute and deliver, to the Administrative Agent security documents (including the Security Agreement and Mortgages for each Mortgaged Property), in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the Parent Borrower and each Subsidiary Guarantor shall grant to the Administrative Agent, for the benefit of the holders of the Obligations, a security interest in all property of such Person (excluding any Excluded Property), and (ii) take, and cause the relevant Restricted Subsidiaries to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in Section 5.12, all at the expense of the Loan Parties; provided that the Parent Borrower and its Restricted Subsidiaries shall not be required to comply with the requirements of this Section 5.11(b) if the Administrative Agent, in its sole discretion, determines that the cost or other negative consequence to the Parent Borrower and its Restricted Subsidiaries of such compliance is excessive in relation to the value of the collateral security to be afforded thereby.
(c)    To the extent that Collateral is required to be pledged pursuant to this Agreement, if, as of any Collateral Date, any property of the Parent Borrower, any Subsidiary Guarantor that is party to any Security Document or any Restricted Subsidiary that is required to become a party to any Security Document pursuant to Section 5.11(a) or Section 5.11(b) is not already subject to a perfected first priority Lien (except to the same extent as not required pursuant to Section 5.11(b) or as permitted by Section 6.3) in favor of the Administrative Agent, the Parent Borrower will notify the Administrative Agent thereof, and, promptly after such Collateral Date, will cause such assets to become subject to a Lien under the relevant Security Documents and will take, and cause the relevant Restricted Subsidiary to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in Section 5.12, all at the expense of the Loan Parties; provided that the Parent Borrower and its Restricted Subsidiaries shall not be required to comply with the requirements of this Section 5.11(c) if the Administrative Agent, in its sole discretion, determines that the cost or other negative consequences to the Parent Borrower and its Restricted Subsidiaries of such compliance is excessive in relation to the value of the collateral security to be afforded thereby.
(d)    Promptly, and in any event within 60 days (or such longer period as is reasonably acceptable to the Administrative Agent), following the first date after the Release Date on which the corporate family rating of the Parent Borrower from Moody’s is less than “Baa3” (or not rated by Moody’s) and the corporate credit rating of the Parent Borrower from S&P is less than “BBB-” (or not rated by S&P), the Parent Borrower shall (i) execute and deliver, and cause each Subsidiary Guarantor to execute and deliver, to the Administrative Agent security documents, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the Parent Borrower and each Subsidiary Guarantor shall grant to the Administrative Agent, for the benefit of the holders of the Obligations, a security interest in all property (and types of property) of such Person that constituted Collateral under the Security Documents as in effect immediately prior to the Release Date (and, for the avoidance of doubt, shall not include Capital Stock not required to be pledged pursuant to Section 5.11(a) or other assets not required to be subjected to a Lien pursuant to Section 5.11(b)) and (ii) take, and cause the relevant Restricted Subsidiaries to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in Section 5.12, all at the expense of the Loan Parties.
(e)    Notwithstanding anything to the contrary in this Section 5.11 or any other Loan Document, neither the Parent Borrower nor any of the Subsidiary Guarantors shall be required to take any action to perfect the security interest of the Administrative Agent in the Collateral other than (i) filing UCC financing statements, (ii) delivering Capital Stock required to be pledged pursuant to Sections 5.11(a), (b) and (c) (including stock powers endorsed in blank or other appropriate instruments of transfer), (iii) executing, delivering, filing and recording mortgages with respect to owned real property in which a security interest is required to be granted pursuant to this Section 5.11 and (iv) executing, delivering, filing and recording notices of grants of security interest with the United States Patent Office and/or United States Copyright Office. For the avoidance of doubt, perfection by control shall not be required with respect to assets requiring perfection through control agreements or other control arrangements, including deposit accounts, securities accounts and commodities accounts (other than control of Capital Stock required to be pledged pursuant to Sections 5.11(a), (b) and (c)).
(f)    Notwithstanding anything herein to the contrary, no Foreign Subsidiary (or any Subsidiary thereof) shall, or shall be deemed to, guarantee any Borrowing by the Parent Borrower, and no assets of any Foreign Subsidiary (or Subsidiary thereof) shall be given as security for such Borrowing. This provision is meant to prevent any inclusions pursuant to Section 956 of the Code and shall be interpreted in accordance therewith.

(k)    A new Section 5.15 of the Credit Agreement is added to read as follows:
Section 5.15    Liquidity Requirement.
On and after May 4, 2017, for so long as any Senior Notes remain outstanding, the Parent Borrower shall cause the Liquidity Amount at all times to equal or exceed the aggregate outstanding principal amount of the Senior Notes.
(l)    Section 6.1(a) is amended and restated in its entirety to read as follows:
(a)    Consolidated Leverage Ratio. The Parent Borrower will not permit the Consolidated Leverage Ratio as at the last day of any fiscal quarter of the Parent Borrower to exceed 4.00 to 1.0.
(m)    Section 6.2 of the Credit Agreement is amended to (i) delete the “and” at the end of clause (r) thereof, (ii) replace the “.” at the end of clause (s) thereof with “; and”, and (iii) add a new clause (t) at the end thereof to read as follows:
(t)    Indebtedness of Foreign Subsidiaries incurred pursuant to any bilateral facility with any Lender (or any branch, subsidiary or other affiliate of such Lender) in jurisdictions other than the United States for the purpose of providing letters of credit, foreign credit instruments, guarantees or similar instruments (but not, for the avoidance of doubt, for any extension of credit in the form of loans for borrowed money or overdrafts) if such bilateral facilities are (i) required by the laws of such jurisdiction to be evidenced by legal documentation governed by, and executed and delivered in, such jurisdiction or treated more favorably under such laws than comparable facilities governed by other laws or extended by lenders outside such jurisdiction, and (ii) fully backstopped by one or more Letters of Credit or FCIs issued under this Agreement.
(n)    Section 6.3 of the Credit Agreement is amended to (i) delete the “and” at the end of clause (k) thereof, (ii) replace the “.” at the end of clause (l) thereof with “; and”, and (iii) add a new clause (m) at the end thereof to read as follows:
(m)    Liens on assets of Foreign Subsidiaries securing Indebtedness permitted by Section 6.2(t).
(o)    The last sentence of Section 6.3 of the Credit Agreement is amended and restated in its entirety to read as follows:
It is understood that Liens pursuant to Sections 6.3(d), (e), (f), (g), (h), (i), (j), (l) and (m) may be Incurred only to the extent the corresponding Indebtedness is expressly permitted to be Incurred pursuant to Section 6.2.
(p)    The proviso of clause (i) of Section 6.11 of the Credit Agreement is amended and restated in its entirety to read as follows:
provided that such restrictions and conditions shall not restrict any Loan Party from complying with the requirements set forth in Section 5.11;
(q)    The last paragraph of Section 8.3 of the Credit Agreement is amended and restated in its entirety to read as follows:
The Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the applicable Agent.
(r)    Section 8.9 of the Credit Agreement is amended to (i) amend and restate the header to read “Administrative Agent May File Proofs of Claim; Credit Bidding”, and (ii) add a new paragraph at the end thereof to read as follows:
The holders of the Obligations hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the holders of the Obligations shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the equity interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.2 of this Agreement, (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any equity interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any holder of the Obligations or acquisition vehicle to take any further action), and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any holder of the Obligations or any acquisition vehicle to take any further action.
(s)    The last paragraph of Section 8.10 of the Credit Agreement is amended and restated in its entirety to read as follows:
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guarantee and Collateral Agreement, pursuant to this Section 8.10. In each case as specified in this Section 8.10, the Administrative Agent will, at the Parent Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents in accordance with the terms of the Loan Documents and this Section 8.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
(t)    Section 9.4 of the Credit Agreement is amended to add a new subsection (l) to the end thereof to read as follows:
(l)    Assignment by MLPFS. The parties hereby agree that MLPFS may, without notice to the Parent Borrower, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the First Amendment Effective Date.
(u)    The first sentence of Section 9.13 of the Credit Agreement is amended and restated in its entirety to read as follows:
On the first date (the “Release Date”) on which the corporate family rating of the Parent Borrower from Moody’s is “Baa3” or better or the corporate credit rating of the Parent Borrower from S&P is “BBB-” or better, subject to any additional condition required by the Lenders providing any Incremental Term Loans as provided in Section 2.1(b), and so long as no Default or Event of Default exists on such date or after giving effect to the release of Liens contemplated hereby, all Collateral shall be released from the Liens created by the Guarantee and Collateral Agreement and any other

Security Document, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Loan Parties.
(v)    A new Section 9.21 to the Credit Agreement is added to read as follows:
Section 9.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(w)    Schedule 2.23 to the Credit Agreement is amended by deleting the words “Under Foreign Trade Facility” found immediately after the document heading.
(x)    A new Schedule 3.16(b) is added to the Credit Agreement in the form of Schedule 3.16(b) attached hereto.
(y)    A new Schedule 3.16(c) is added to the Credit Agreement in the form of Schedule 3.16(c) attached hereto.
(z)    A new Schedule 3.16(e) is added to the Credit Agreement in the form of Schedule 3.16(e) attached hereto.
2.    Conditions Precedent. This effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    receipt by the Administrative Agent of counterparts of (i) this Amendment, duly executed by the Parent Borrower, each Foreign Subsidiary Borrower, each other Loan Party, each FCI Issuing Lender, the Required Lenders, the Foreign Trade Facility Agent and the Administrative Agent, (ii) the Security Agreement, duly executed by the Parent Borrower, each Subsidiary Guarantor, and the Administrative Agent, and (iii) a Mortgage for each Mortgaged Property, duly executed and notarized by the applicable Loan Party;
(b)    receipt by the Administrative Agent of legal opinions (addressed to the Agents and the Lenders and dated the First Amendment Effective Date) from (i) Latham & Watkins LLP, counsel for the Parent Borrower, (ii) Latham & Watkins LLP, counsel for the Foreign Subsidiary Borrower, and (iii) the General Counsel of the Parent Borrower, in each case, the opinions of which shall be customary for transactions of this type;
(c)    receipt by the Administrative Agent of the following, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i)     copies of the organizational documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its organization or incorporation, where applicable (or, to the extent such organizational documents have not been amended or modified since the Funding Date, a certification from a Responsible Officer of the applicable Loan Party that no amendments or modifications to such organizational documents have been made since the Funding Date), and certified by a Responsible Officer of such Loan Party to be true and correct as of the First Amendment Effective Date, (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act on behalf of such Loan Party in connection with this Amendment and the other Loan Documents to which such Loan Party is a party, and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or incorporation;
(d)    receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of (i) (A) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of the Parent Borrower and each

Subsidiary Guarantor and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Encumbrances or as otherwise permitted pursuant to Section 6.3 of the Credit Agreement, and (B) tax lien, judgment and bankruptcy searches, (ii) searches of ownership of Intellectual Property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent’s security interest in the Intellectual Property, and (iii) completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral;
(e)    receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of (i) all Mortgaged Property Support Documents with respect to each Mortgaged Property, and (ii) completed “life of loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by each Loan Party relating thereto);
(f)    receipt by the Administrative Agent of copies of insurance policies, declaration pages, certificates, and endorsements of insurance or insurance binders evidencing liability, casualty, property, terrorism and business interruption insurance meeting the requirements set forth in the Credit Agreement, including, without limitation, (i) standard flood hazard determination forms, and (ii) if any property is located in a special flood hazard area (A) notices to (and confirmations of receipt by) the applicable Loan Party as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program, and (B) evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Administrative Agent;
(g)    receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Parent Borrower, certifying that the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date; and
(h)    receipt by the Administrative Agent, the Foreign Trade Facility Agent, and the Lenders of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.
For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.
3.    Miscellaneous.
(a)    The Credit Agreement and the obligations of the parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.
(b)    Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    Each of the Loan Parties hereby represents and warrants as follows:
(i)    Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    No consent or approval of, authorization or order of, or filing, registration or qualification with, any Governmental Authority is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.
(d)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
(e)    THIS AMENDMENT shall be construed in accordance with and governed by the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
PARENT BORROWER:                SPX FLOW, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

FOREIGN SUBSIDIARY BORROWERS:        SPX FLOW TECHNOLOGY CRAWLEY LIMITED,
a company organized under the laws of the United Kingdom

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SUBSIDIARY GUARANTORS:            CORPORATE PLACE LLC,
a Delaware limited liability company

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW HOLDINGS, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW TECHNOLOGY SYSTEMS, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW US, LLC,
a Delaware limited liability company

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

DELANEY HOLDINGS CO.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Robert Rittelmeyer
Name: Robert Rittelmeyer
Title: Vice President

FOREIGN TRADE FACILITY AGENT:        DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT
BRANCH,
as Foreign Trade Facility Agent

By: /s/ Christiane Roth
Name: Christiane Roth
Title: Managing Director

By: /s/ Myriam Rotthaus
Name: Myriam Rotthaus
Title: Vice President

LENDERS:                    BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender and Issuing Lender

By: /s/ David L. Catherall
Name: David L. Catherall
Title: Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender and Participation FCI Issuing Lender

By: /s/ Chris Burns
Name: Chris Burns
Title: Vice President

HSBC BANK PLC,
as a Bilateral FCI Issuing Lender

By: /s/ David Hampsey
Name: David Hampsey
Title: Relationship Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender and a Participation FCI Issuing Lender

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Executive Director

DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
as a Lender, Participation FCI Issuing Lender, Bilateral FCI Issuing Lender and an Issuing Lender

By: /s/ Christiane Roth
Name: Christiane Roth
Title: Managing Director

By: /s/ Myriam Rotthaus
Name: Myriam Rotthaus
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ Diane Pockaj
Name: Diane Pockaj
Title: Managing Director

By: /s/ Vanessa De La Ossa
Name: Vanessa De La Ossa
Title: Assistant Vice President

COMMERZBANK AG, FRANKFURT BRANCH,
as a Lender, Participation FCI Issuing Lender and Bilateral FCI Issuing Lender

By: /s/ Lothar Frenz
Name: Lothar Frenz
Title: Director

By: /s/ Lah
Name: Lah
Title: Director

THE BANK OF NOVA SCOTIA,
as a Lender and Bilateral FCI Issuing Lender

By: /s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Execution Head & Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Brad Matthews
Name: Brad Matthews
Title: Director

By: /s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

SUNTRUST BANK,
as a Lender

By: /s/ Shannon Offen
Name: Shannon Offen
Title: Director

COMPASS BANK,
as a Lender

By: /s/ Daniel Feldman
Name: Daniel Feldman
Title: Vice President

SUMITOMO MITSUI banking corporation,
as a Lender

By: /s/ David Kee
Name: David Kee
Title: Managing Director

DNB CAPITAL LLC,
as a Lender, with DNB Bank ASA Grand Cayman Branch as designated funder for loans to a UK Borrower

By: /s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

By: /s/ Colleen Durkin
Name: Colleen Durkin
Title: Senior Vice President

DNB BANK ASA GRAND CAYMAN BRANCH,
as a Participation FCI Lender and Participation FCI Issuing Lender

By: /s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

By: /s/ Colleen Durkin
Name: Colleen Durkin
Title: Senior Vice President

TD BANK, N.A.,
as a Lender

By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Boaz Slomowitz
Name: Boaz Slomowitz
Title: Vice President

NORDEA BANK FINLAND PLC, NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By: /s/ Las Christian Eriksen
Name: Las Christian Eriksen
Title: Vice President

By: /s/ Gustaf Stael von Holstein
Name: Gustaf Stael von Holstein
Title: Head of Risk Management

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By: /s/ Jeffrey Mills
Name: Jeffrey Mills
Title: Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Stephanie Bowker
Name: Stephanie Bowker
Title: Director

THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ John C. Canty
Name: John C. Canty
Title: Senior Vice President

BNP PARIBAS,
as a Lender

By: /s/ Pawel Zelezik
Name: Pawel Zelezik
Title: Vice President

By: /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

BANK OF CHINA, NEW YORK BRANCH,
as a Lender

By: /s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH,
as a Lender

By: /s/ Ming-Chih Chen
Name: Ming-Chih Chen
Title: VP & GM

Schedule 3.16(b)
Intellectual Property

SPX Flow, Inc.
(Delaware Corporation)

U.S. Patents

Issued Patents

Title	Patent No.	Issue Date
DOUBLE SEAT VALVE WITH ISOLATED VENT CHAMBERS	9328837	05/03/16
IMPELLER ASSEMBLY APPARATUS AND METHOD	9327256	05/03/16
MIXING APPARATUS WITH STATIONARY SHAFT	9289733	03/22/16
HIGH TORQUE ROTARY MOTOR WITH MULTI-LOBED RING WITH INLET AND OUTLET	9206688	12/08/15
AUTO CYCLE PUMP AND METHOD OF OPERATION	9193046	11/24/15
MIXER ATTACHMENT ASSEMBLY APPARATUS AND METHOD	9101887	08/11/15
BALL VALVE SEAT SEAL	8998172	04/07/15
INTERNALLY DIRECTED AIR JET COOLING FOR A HYDRAULIC PUMP	8979507	03/17/15
NOSE SEAL FOR SURGE RELIEF VALVES	8733737	05/27/14
INTERNALLY SUPPLIED AIR JET COOLING FOR A HYDRAULIC PUMP	8500418	08/06/13
DESUPERHEATER SEAT-RING APPARATUS	8469341	06/25/13
ATOMIZING DESUPERHEATER SHUTOFF APPARATUS AND METHOD	8333329	12/18/12
DOUBLE SEAT VALVE APPARATUS	8327881	12/11/12
PRESSURE COMPENSATED AND CONSTANT HORSEPOWER PUMP	8192173	06/05/12
POSITIVE DISPLACEMENT PUMP APPARATUS AND METHOD	8007264	08/30/11
PISTON CARTRIDGE	7950910	05/31/11
MOUNTING ASSEMBLY AND METHOD FOR A DRIVE SYSTEM FOR A MIXER	7874719	01/25/11
MOUNTING SYSTEM AND METHOD FOR SCRAPED SURFACE HEAT EXCHANGER BLADES	7793418	09/14/10
SOLVENT EXTRACTION METHOD AND APPARATUS	7753215	07/13/10
SANITARY REMOVABLE IMPELLER HUB AND METHOD	7726946	06/01/10
SCRAPER BLADE INTERLOCKING ATTACHMENT APPARATUS AND METHOD	7647666	01/19/10
MIXER DRIVE MOUNTING APPARATUS AND METHOD	7572112	08/11/09
PUMP ROTOR SEAL APPARATUS AND METHOD	7563087	07/21/09
CYLINDRICAL MIXER-SETTLER APPARATUS AND METHOD	7550120	06/23/09
DISPOSABLE SANITARY MIXING APPARATUS AND METHOD	7547135	06/16/09
BEARING RETAINER ASSEMBLY AND METHOD	7507028	03/24/09
SANITARY HUB ASSEMBLY AND METHOD FOR IMPELLER MOUNTING ON SHAFT	7488137	02/10/09

MIXING IMPELLER WITH PRE-SHAPED TIP ELEMENTS	7481573	01/27/09
MIXING IMPELLER WITH SPIRAL LEADING EDGE	7473025	01/06/09
TRIPOD-MOUNTED MAGNETIC MIXER APPARATUS AND METHOD	7407322	08/05/08
SANITARY STEADY BEARING AND METHOD	7387431	06/17/08
TRAPEZOID SETTLER APPARATUS AND METHOD FOR SOLVENT EXTRACTION	7384551	06/10/08
START-UP METHOD FOR DRAFT TUBE MIXING	7331704	02/19/08
COUPLING ASSEMBLY AND METHOD FOR CONNECTING AND DISCONNECTING A SHAFT ASSEMBLY	7329065	02/12/08
SOLVENT EXTRACTION METHOD AND APPARATUS	7328809	02/12/08
HYDRAULIC HAND PUMP WITH LOCKING DEVICE	7316177	01/08/08
MOUNTING SYSTEM AND METHOD FOR SCRAPED SURFACE HEAT EXCHANGER BLADES	7303000	12/04/07
SURGE RELIEF APPARATUS AND METHOD	7284563	10/23/07
HUB ASSEMBLY AND METHOD FOR ADJUSTABLE MOUNTING ON SHAFT	7278799	10/09/07
VALVE ASSEMBLY AND METHOD WITH SLOTTED PLATES AND SPHERICAL BALL PLUG	7234488	06/26/07
FLUID TRIM APPARATUS AND METHOD	7195034	03/27/07
AGITATION APPARATUS AND METHOD FOR DRY SOLIDS ADDITION TO FLUID	7168849	01/30/07
AXIAL-PUMPING IMPELLER APPARATUS AND METHOD FOR MAGNETICALLY-COUPLED MIXER	7168848	01/30/07
ATTRITION SCRUBBER APPARATUS AND METHOD	7168641	01/30/07
AERATION APPARATUS AND METHOD	7114844	10/03/06
IMPELLER AND METHOD USING SOLID FREE FORM FABRICATION	7056095	06/06/06
HAND PUMP	D520522	05/09/06
SCRAPER BLADE	D520203	05/02/06
PUMP GEARBOX BEARING RETAINERS AND DRIVE SHAFTS	D518069	03/28/06
PUMP GEARBOX BEARING RETAINERS AND DRIVE SHAFTS	D517090	03/14/06
PUMP GEARBOX BEARING RETAINERS AND DRIVE SHAFTS	D516087	02/28/06
CLEANABLE MIXER DRIVER APPARATUS AND METHOD	7001063	02/21/06
SCRAPER BLADE	D515760	02/21/06
MECHANICAL SEAL DEVICE AND METHOD FOR A SCRAPED SURFACE HEAT EXCHANGER	6994351	02/07/06
MASS TRANSFER METHOD	6986507	01/17/06
SCRAPER BLADE ATTACHMENT APPARATUS AND METHOD WITH SPLIT PIN	6966757	11/22/05
PUMP GEARBOX BEARING RETAINERS AND DRIVE SHAFTS	D509225	09/06/05
COMBINED PUMP GEAR BOX BEARING RETAINERS AND DRIVE SHAFTS	D509226	09/06/05
COMBINED PUMP GEAR BOX BEARING RETAINERS AND DRIVE SHAFTS	D508920	08/30/05
AERATION APPARATUS AND METHOD	6896246	05/24/05
DRIVE ASSEMBLY FOR A MIXER	6877750	04/12/05
AGITATOR AND DRIVE APPARATUS AND METHOD	6860474	03/01/05

IMPELLER AND METHOD USING SOLID FREE FORM FABRICATION	6796770	09/28/04
DUAL DIRECTION MIXING IMPELLER AND METHOD	6796707	09/28/04
APPARATUS AND METHOD FOR CONNECTING SHAFTS	6789314	09/14/04
SEAL SHAFT SHUTOFF DEVICE AND METHOD	6746147	06/08/04
SEAL SHAFT SHUTOFF DEVICE AND METHOD	6742923	06/01/04
MATERIAL DISPERSING DEVICE AND METHOD	6619568	09/16/03
APPARATUS AND PROCESS FOR RECOVERING A DESIRED FRACTION OF A RAW MATERIAL	6612444	09/02/03
FLEXIBLE SUPPORT AND METHOD FOR A STEADY BEARING	6517246	02/11/03
SUPPORT ASSEMBLY FOR SUPPORTING A STEADY BEARING	6517233	02/11/03
COMPACT EXPANDING GATE VALVE	6164622	12/26/00
HIGH ENERGY LOSS FLUID CONTROL DEVICE	6161584	12/19/00
MIXING SYSTEM FOR INTRODUCING AND DISPERSING GAS INTO LIQUIDS	6158722	12/12/00
SOFT START VALVE	6120260	09/19/00
SOFT START VALVE	6079957	06/27/00
FLUID MIXING DEVICE	6022135	02/08/00
UNIFORCE HYDRAULIC CLAMP	6019357	02/01/00
MIXING IMPELLERS ESPECIALLY ADAPTED FOR USE IN SURFACE AERATION	5988604	11/23/99
MIXER SPARGING APPARATUS	5925293	07/20/99
MIXER HAVING EXPOSED CLEAN-IN-PLACE BEAARING ASSEMBLIES	5779359	07/14/98

Patent Applications

Title	Appl. No.	Filing Date
MULTI-PART, MANIFOLD AND METHOD OF MAKING THE MANIFOLD	14821985 20150345685	08/10/15
ACTUATION ROD LUBRICATION SYSTEM AND METHOD	14805148 20160025220	07/21/15
FLOATING PISTON	14805073 20160025218	07/21/15
MULTI-PART, TAPERED, CONCENTRIC MANIFOLD AND METHOD OF MAKING THE MANIFOLD	14716755 20150252932	05/19/15
CYLINDER HAVING A FLOATING PISTON, LOW PROFILE SWIVEL CAP, AND LUBRICATED ROD	14643940 20150184682	03/10/15
ELECTRIC MOTOR WITH RADIALLY MOUNTED MAGNETS	14505152 20160099625	10/02/14
CYLINDER HAVING A FLOATING PISTON, SWIVEL CAP, AND LUBRICATED ROD	14338102 20150233396	07/22/14
RETRACTABLE MIXING DEVICE AND METHOD	14331824 20150016212	07/15/14
RETRACTABLE MIXING DEVICE AND METHOD	14331806 20150016213	07/15/14
PRESSURE BALANCED HYDRAULIC DEVICE AND METHOD	14313541 20140373928	06/24/14
SWIVEL CAP	14250615 20140308066	04/11/14
ROTARY VANE MOTOR WITH SPLIT VANE	13938652 20150017050	07/10/13
DIRECTIONAL VALVE AND METHOD OF OPERATION	13909755 20140352828	06/04/13
PNEUMATIC DIRECTIONAL VALVE AND METHOD OF OPERATION	13909644 20140352790	06/04/13
ATOMIZING DESUPERHEATER SHUTOFF APPARATUS AND METHOD	13680846 20130074788	11/19/12
SELF ALIGNING CYLINDER PISTON AND ROD BEARING AND METHOD OF MANUFACTURE THEREOF	13650697 20140102293	10/12/12
PUMP DEVICE	13624388 20130017101	09/21/12
MIXER ASSEMBLY APPARATUS AND METHOD	13615855 20130188441	09/14/12
RESERVOIR COOLING APPARATUS AND METHOD	13460526 20130284408	04/30/12

Unpublished Patent Applications

Title	Appl. No.	Application Date
MIXER ASSEMBLY APPARATUS AND METHOD	15182070	06/14/2016
LOW WEAR RADIAL FLOW IMPELLER DEVICE AND SYSTEM	15164349	05/25/2016
TRIMABLE IMPELLER DEVICE AND SYSTEM	15165188	05/26/2016
HYDRAULIC PUMP WITH ELECTRIC GENERATOR	15176865	06/08/2016

SPX Flow Technology Systems, Inc.
(Delaware Corporation)

U.S. Patent
Patent Application

Title	Appl. No.	Filing Date
ELASTOMERIC GASKET	12784068 20110284194	05/20/10
SPX Flow, Inc.
(Delaware Corporation)

U.S. Trademarks

Trademark Registrations

Mark	Reg. No.	Reg. Date
TEF FLOW	4981621	06/21/16
SANSTAR	4939836	04/19/16
FLANGEPRO	4847219	11/03/15
INFINITY	4538129	05/27/14
X	4471201	01/21/14
Design Only	4471200	01/21/14
WHERE IDEAS MEET INDUSTRY	4436695	11/19/13
DIELECTRIC and Design	4293265	02/19/13
CLAMPLOCK	4210174	09/18/12
SPX	4045637	10/25/11
SPX CLAMPLOCK	3624686	05/19/09
OFM	3601056	04/07/09
PLENTY	3563282	01/20/09
MAGMO	3466343	07/15/08
M & J VALVE	3462039	07/08/08
PLENTY MIRRLEES	3462035	07/08/08
GD ENGINEERING	3462034	07/08/08
QUICKSHIP	3447277	06/17/08
TRU-FIT	3385570	02/19/08
PICK-A-PACK	3253822	06/19/07
UNIVERSAL	3064752	03/07/06
M & J	3061574	02/28/06
ECL	2935270	03/22/05
STONE	2601071	07/30/02
NETTCO	2553963	03/26/02
SPX	2528505	01/08/02
SPX	2351520	05/23/00
BALL-TROL	1946996	01/09/96
CHERRY-BURRELL	1925232	10/10/95
MAGMIXER	1861347	11/01/94
QUARTER HORSE	1851302	08/30/94

POWER TEAM	1521541	01/24/89
CAV-B9	1449281	07/28/87
LIGHTNIN	1445987	07/07/87
GLOBE	1313128	01/08/85
HUSH	1297380	09/25/84
"I"	1284950	07/10/84
LIGHTNIN	1263995	01/17/84
POWER TEAM	1241810	06/14/83
COPES-VULCAN	1228163	02/22/83
OTC HYTEC	1189120	02/09/82
POWER TEAM	1155270	05/26/81
POSI-CHECK	1139382	09/09/80
LIGHTNIN	1118165	05/15/79
HYTEC	0994638	10/01/74
ROLL-BED	0956467	04/03/73
CLEANWALL	0838373	11/07/67
VANGUARD JR.	0837522	10/24/67
SPIRATHERM	0762741	01/07/64
VOTATOR	0759173	10/29/63
VANGUARD	0716805	06/13/61
LIGHTNIN	0699396	06/14/60
THERMUTATOR	0691272	01/12/60
WAUKESHA	0688252	11/17/59
LIGHTNIN	0682153	07/21/59
LIGHTNIN	0227991	05/17/27

Trademark Applications

Mark	Appl. No.	Filing Date
WAUKESHA	87058978	06/03/16
CERTIFIED SPXFLOW SERVICE + REPAIR CENTER and Design	86810788	11/05/15
SPXFLOW	86742471	08/31/15
Design Only	86718009	08/07/15
CUDA	86678143	06/29/15
SEITAL	86599967	04/16/15
ECOPURE	86285496	05/19/14
RAVEN	86091084	10/14/13
SPX Flow Technology Systems, Inc.
(Delaware Corporation)

U.S. Trademark
Trademark Registration

Mark	Reg. No.	Reg. Date
GAULIN	0716085	05/30/61

Schedule 3.16(c)
Owned and Leased Real Property

Loan Party	Property Address	Owned / Leased	Mortgaged Property	Number of Buildings
SPX FLOW, Inc.	13320 Ballantyne Corporate Place, Charlotte, NC 28277, Mecklenburg County	Owned	Yes	1
SPX Flow Technology Systems, Inc.	1200 West Ash Street, Goldsboro, NC 27533, Wayne County	Owned	Yes	1
SPX Flow US, LLC	5885 11th Street, Rockford, IL 61109-3650, Winnebago County	Owned	Yes	1
SPX Flow US, LLC	135 Mount Read Blvd, Rochester, NY 14611, Monroe County	Owned	Yes	1
SPX Flow US, LLC	611 Sugar Creek Rd, Delevan, WI 53115, Walworth County	Owned	Yes	1
SPX Flow US, LLC	8800 Westplain Drive, Houston, TX 77041, Harris County	Owned	No	N/A
SPX Flow US, LLC	1000 Millstead Way, Rochester, NY 14624, Monroe County	Owned	No	N/A
SPX Flow US, LLC	3726 Kermit Hwy., Odessa, TX 79764, Ector County	Owned	No	N/A
SPX FLOW, Inc.	8521 Princess East Drive, Scottsdale, AZ 85255, Maricopa County	Leased	No	N/A
SPX FLOW, Inc.	5305-A Morris Field Drive (Hangar), Charlotte, NC 28208, Mecklenburg County	Leased	No	N/A
SPX Flow Technology Systems, Inc.	7024 Troy Hill Drive, Elkridge, MD 21075, Howard County	Leased	No	N/A
SPX Flow Technology Systems, Inc.	105 Crosspoint Parkway, Getzville, NY 14068, Erie County	Leased	No	N/A
SPX Flow US, LLC	200 Cabel Street, Louisville, KY 40206, Jefferson County	Leased	No	N/A
SPX Flow US, LLC	1115 East Locust Street, DeKalb, IL 60115, DeKalb County	Leased	No	N/A
SPX Flow US, LLC	1136 N. Garfield Street, Lombard, IL 60148, DuPage County	Leased	No	N/A
SPX Flow US, LLC	5620 McKean Rd., McKean, PA 16426, Erie County	Leased	No	N/A
SPX Flow US, LLC	E. 33rd Street, Erie, PA 16510, Erie County	Leased	No	N/A
SPX Flow US, LLC	399 N. Prairie Ind. Pkwy, Mulberry, FL 33860, Polk County	Leased	No	N/A
SPX Flow US, LLC	4771 Northstar Way, Modesto, CA 95356, Stanislaus County	Leased	No	N/A
SPX Flow US, LLC	3030 Hwy 225, Pasadena, TX 77503, Harris County	Leased	No	N/A
SPX Flow US, LLC	825 Fairview Rd., Wytheville, VA 24382-4507, Wythe County	Leased	No	N/A
SPX Flow US, LLC	1714 Hobbs Dr., Delavan, WI 53115-1337, Walworth County	Leased	No	N/A

Schedule 3.16(e)
Insurance
Separately delivered to Lenders